NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Worldwide Leaders Fund

Supplement dated June 20, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a Special Meeting of Shareholders of the NVIT Worldwide Leaders Fund (the “Fund”) held on June 20, 2011, a majority of the Fund’s shareholders voted to approve a Plan of Reorganization between the Fund and the NVIT International Equity Fund, each a series of the Nationwide Variable Insurance Trust, whereby the Fund would be merged into the NVIT International Equity Fund.  Completion of the merger is anticipated to occur following the close of business on June 24, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE